RELEASE OF LIEN

The undersigned, based on the representation of SteelCloud, Inc. that it is current on all interest payments due to the undersigned and that it will only use in the normal course of its business the proceeds of any funds received from the sale of the collateral security released herein, does hereby release and waive any interest in the contracts described below, including the receivables due thereunder, which the undersigned received as a pledge and assignment as collateral security under that Line of Credit and Security Agreement dated November 3, 2009 ("Agreement"), by and between the undersigned and SteelCloud, Inc. The undersigned authorizes any party to file a UCC-3 or any other form deleting this collateral from the Agreement.

Collateral to be Released: (a) Contract # F08CC10033 between Seller and Smithsonian Institution – National Zoological Park, (b) Contract # NMAH-09-DO-550-0000166175 between SteelCloud and Smithsonian Institution – Museum of American History, (c) USUHS Contracts Nos. ____________, (d) GEICO Contract MSA/PSA _______, (e) BCBS Contract MSA/PSA _________, and (f) GSA Schedule #GS-35F-4085D.

Dated: 1/8/2010

Caledonia Capital Corporation by
EDWARD M. MYRICKS its PRESIDENT